UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401, Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

 N/A

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On April 8, 2021, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Corporation”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Northern Data AG, a German stock corporation (the “Seller”), and Whinstone US, Inc., a Delaware corporation and a wholly owned subsidiary of the Seller (“Whinstone”), which provides for Riot to acquire all of the issued and outstanding equity interests of Whinstone (the “Acquisition”).

The Stock Purchase Agreement, the Acquisition and the other transactions contemplated by the Stock Purchase Agreement have been unanimously approved by the Board of Directors of Riot (the “Board”). The Acquisition is currently expected to close during the second quarter of 2021, subject to the satisfaction or waiver of various closing conditions, as described below.

Acquisition Consideration

At the closing of the Acquisition (the “Closing”), as consideration therefor, Riot will pay to the Seller $80,000,000 in cash (the “Cash Consideration”) and issue to the Seller 11,800,000 shares of the common stock, no par value, of Riot (“Common Stock” and, such shares paid as a portion of the consideration for the Acquisition, the “Share Consideration”). The Cash Consideration to be paid at the Closing is subject to certain customary adjustments for the net working capital, cash, debt and transaction expenses of Whinstone at the Closing.

Closing Conditions

The Closing is subject to certain closing conditions customary for a transaction of this type, including, among other things, (a) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (b) the authorization of the Share Consideration to be listed by the Nasdaq Stock Market (“NASDAQ”), subject to official notice of issuance, to the extent required by the rules of NASDAQ, (c) the absence of government orders or laws prohibiting or making illegal the Acquisition, (d) the absence of pending legal proceedings challenging or seeking to enjoin, restrain or prohibit or make illegal the Acquisition, (e) the Seller and Whinstone obtaining certain third party consents, (f) each of Riot and the Seller executing and delivering the Shareholder Agreement (as defined below) and (g) the absence of any material adverse effect on Whinstone or its subsidiary, taken as a whole, or on Riot and its subsidiaries, taken as a whole.

Termination

Subject to certain conditions, either Riot or the Seller may terminate the Stock Purchase Agreement if the Closing has not occurred on or before the date that is 120 days following the date of the Stock Purchase Agreement or in the event of the issuance, enactment or applicability of a final, non-appealable order of a governmental body permanently enjoining, restraining or prohibiting or making illegal the Acquisition. The Stock Purchase Agreement also may be terminated by Riot if there is an uncured material breach by the Seller or Whinstone or the Seller if there is an uncured material breach by Riot.

Representations, Warranties, Covenants and Indemnification

Riot, the Seller and Whinstone have agreed to representations and warranties in the Stock Purchase Agreement that are customary for a transaction of this type. The Stock Purchase Agreement also includes various covenants and agreements by the parties, including the following, among others: (a) covenants by the Seller to, and to cause Whinstone to, use commercially reasonable efforts to carry on and operate the business of Whinstone in the ordinary course consistent with past practices and to not take certain specified actions without the prior written consent of Riot during the period between the execution of the Stock Purchase Agreement and the Closing; (b) covenants by Riot to not take certain specified actions without the prior written consent of the Seller during the period between the execution of the Stock Purchase Agreement and the Closing; (c) covenants by each of the parties to use efforts to cooperate with each other and use reasonable best efforts to take all actions reasonably necessary, proper or advisable to satisfy the conditions to the Closing, subject to certain limitations; (d) a customary employee non-solicitation covenant by the Seller prohibiting its solicitation or hiring of employees of Whinstone for a period of three years after the Closing; and (e) a covenant governing the payment to the Seller of certain billing credits under Whinstone’s electricity supply contract that arose during the pre-closing period, subject to the terms thereof.

Riot has entered into a binder agreement with respect to a representation and warranty insurance policy to insure against certain losses arising from breaches of or inaccuracies in the representations and warranties of the Seller and Whinstone under the Stock Purchase Agreement and certain pre-closing taxes of Whinstone, the cost of which is being equally split between Riot and the Seller. The Stock Purchase Agreement also provides that each of the Seller and Riot is obligated, from and after the Closing, and subject to certain limitations (including, as applicable, deductible amounts, maximum amounts and survival periods), to indemnify Riot and the Seller, respectively, for certain matters specified in the Stock Purchase Agreement.

Shareholder Agreement

At the Closing, Riot and the Seller will enter into a Shareholder Agreement in substantially the form attached as an exhibit to the Stock Purchase Agreement (the “Shareholder Agreement”), pursuant to which: (a) until the later of the first anniversary of the Closing and when the Seller ceases to beneficially own 3% of the issued and outstanding voting securities of Riot, the Seller will be subject to certain standstill obligations prohibiting it from acquiring additional voting securities of Riot that would result in it holding 15% or more of the issued and outstanding voting securities of Riot, among other things and subject to certain exceptions; (b) until the later of the completion of Riot’s 2021 annual meeting of stockholders and when the Seller ceases to beneficially own 9% of the issued and outstanding voting securities of Riot, the Seller will be obligated to cause the voting securities of Riot that it beneficially owns (i) to be present at any meeting of Riot’s stockholders and (ii) to vote consistent with the recommendations of the Board, subject to certain exceptions; and (c) the Seller will be provided with certain customary registration rights.

The above description of the Stock Purchase Agreement (including the form of the Shareholder Agreement attached thereto) does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stock Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and is incorporated in this Current Report by reference. The Stock Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Stock Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Riot or any other party to the Stock Purchase Agreement. In particular, the representations, warranties, covenants and agreements contained in the Stock Purchase Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Stock Purchase Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Stock Purchase Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Stock Purchase Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Stock Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in Riot’s public disclosures.

Item 3.02. Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report is hereby incorporated into this Item 3.02 of this Current Report. In accordance with the Stock Purchase Agreement, a portion of the consideration for the Acquisition consists of shares of Common Stock. It is expected that these shares of Common Stock will be issued pursuant to exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the federal securities laws, including as to the completion and effects of the contemplated acquisition by Riot of Whinstone and the future financial performance and operations of Riot. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of Riot and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements include, but are not limited to, statements about the benefits of the contemplated acquisition of Whinstone, including financial and operating results, and Riot’s plans, objectives, expectations, and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in the forward-looking statements are: (1) the satisfaction or waiver of the conditions precedent to the consummation of the contemplated acquisition, including receipt of required regulatory clearances; (2) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive purchase agreement; (3) unanticipated difficulties or expenditures relating to, of the failure to realize the benefits of, the contemplated acquisition; (4) legal proceedings, judgments or settlements in connection with the contemplated acquisition; (5) disruptions of current plans and operations caused by the announcement and pendency of the contemplated acquisition; and (6) the response of employees, customers, suppliers, business partners and regulators to the announcement of the contemplated acquisition. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Current Report relating to Riot may be found in Riot’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021, copies of which may be obtained from the SEC’s website at www.sec.gov. All forward-looking statements included in this Report are made only as of the date of this Report, and Riot does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur, or of which Riot hereafter becomes aware, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Stock Purchase Agreement, dated as of April 8, 2021, by and among Riot Blockchain, Inc., Northern Data AG and Whinstone US, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any such omitted schedule or other attachment to the Securities and Exchange Commission upon its request.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: April 8, 2021